East West Bancorp, Inc. 1Q Earnings Presentation April 23, 2024 1Q 24

Forward-Looking Statements 2 Forward-Looking Statements This presentation contains forward-looking statements that are intended to be covered by the safe harbor for such statements provided by the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of the management of East West Bancorp, Inc. (the “Company”) and are subject to significant risks and uncertainties. You should not place undue reliance on these statements. There are various important factors that could cause the Company’s future results to differ materially from historical performance and any forward-looking statements, including the factors described in the Company’s first quarter 2024 earnings release, as well as those factors contained in the Company’s filings with the Securities and Exchange Commission, including the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2023 and in its subsequent Quarterly Reports on Form 10-Q. When considering these forward-looking statements, you should keep in mind these risks and uncertainties, as well as any cautionary statements the Company may make. These statements speak only as of the date they are made and are based only on information then actually known to the Company. The Company does not undertake to update any forward-looking statements except as required by law. Non-GAAP Financial Measures Certain financial information in this presentation has not been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) and is presented on a non-GAAP basis. Investors should refer to the reconciliations included in this presentation and should consider the Company’s non-GAAP measures in addition to, not as a substitute for or superior to, measures prepared in accordance with GAAP. These measures may not be comparable to similarly titled measures used by other companies.

1Q24 Financial Highlights 3 (1) See reconciliation of GAAP to non-GAAP financial measures in the appendix and in the Company’s earnings press releases ▪ 16% ROACE (18% ROTCE1) ▪ 1.60% ROAA (1.64% Adjusted ROAA1) ▪ TBVPS1 growth: +2% Q-o-Q, +14% Y-o-Y ▪ Repurchased 1.2 million shares; $89 million authorization remaining ▪ Redeemed $117 million of Trust Preferreds $285 million net income available to common equity, $2.03 diluted earnings per share ▪ Grew avg. loans: +1% Q-o-Q ‒ Growth in average residential mortgage and C&I loans ‒ Flat average CRE outstandings ▪ Added $2 billion to AFS securities ▪ Grew avg. deposits $2 billion, +4% Q-o-Q ‒ Growth primarily from consumer and private banking customers, time and money market products ▪ Reduced net borrowings by $1 billion ‒ Paid off $4.5 billion of BTFP ‒ Borrowed $3.5 billion from FHLB ▪ Credit normalizing, as expected ▪ Net charge-offs of 17bps, +2bps ▪ Nonperforming assets at 23bps, criticized loans at 2.3% ▪ Appropriately reserved with ALLL as of 03.31.24 at 1.29% (vs. 1.28% as of 12.31.23); Grew CRE allowance 11bps Grew Assets Prudently Grew & Optimized Funding Maintained Asset Quality Delivered Shareholder Value

Loans 4 Prudent growth in our focus categories, expected to pick up in Q2 ($ in billions) Average Loans End of Period Loan Growth (4Q23 to 1Q24) ($ in millions) +2% 0% +2% Q-o-Q +1% 15.4 15.2 15.4 16.0 16.3 19.2 19.6 20.1 20.4 20.4 13.5 14.1 14.4 14.9 15.2 $48.1 $48.9 $49.9 $51.3 $51.9 1Q23 2Q23 3Q23 4Q23 1Q24 C&I CRE Residential mortgage & other consumer $(231) $(170) $183 C&I CRE Residential mortgage & other consumer

($ in billions) $9.9 $9.7 $9.7 $10.2 $5.2 $5.4 $4.4 $5.9 $15.1 $15.1 $14.1 $16.1 2.99% 3.06% 3.17% 3.19% 2Q23 3Q23 4Q23 1Q24 Total Securities & Resale Agreements Cash & Equivalent Total Securities Average Yield $11.8 $4.2 $16.0 3.61% 03.31.24 50% 43% 1% 6% 0% RWA 1%‒20% RWA 21%‒50% RWA 51%‒100% RWA Securities Portfolio 5 Enhanced our liquidity profile while supporting earnings with high-quality liquid assets ▪ Added Ginnie Mae floaters at SOFR+ ~115bps (6.47% book yield) and 0.72 effective duration into AFS; most of which settled late in 1Q HighlightsAverage Total Investment Securities and Cash Securities Portfolio Composition by Risk-Weighted Asset (RWA) Distribution 93% of investment portfolio 0%‒20% risk-weighted (as of 03.31.24) EOP 1Q24 Average 03.31.24 Book Yield HTM 1.71% 1.66% AFS 3.85% 4.24% Total 3.19% 3.61% Securities Yields: Average & Book Total Securities Book Yield

Deposits 6 Core customers entrusted East West with $2 billion of new deposits during Q1; with growth across all customer groups ($ in billions) Average Deposits End of Period Deposit Growth (4Q23 to 1Q24) ($ in millions) ▪ Portfolio Detail (as of 03.31.24) − Nearly 610,000 accounts − Average commercial deposit account size: ~$306,000 − Average consumer deposit account size: ~$42,000 19.7 16.9 16.3 15.9 15.0 8.9 10.7 10.1 9.5 9.5 11.3 10.4 12.2 12.8 13.6 15.1 16.3 16.6 17.2 19.3 $55.0 $54.3 $55.2 $55.4 $57.4 1Q23 2Q23 3Q23 4Q23 1Q24 DDA IB Checking & Savings MMDA Time $95 $110 $581 $1,682 Wholesale Greater China Commercial and Business Banking Consumer and Private Banking +6% 0% -6% Q-o-Q +4% +12% (1) Deposits booked in East West Hong Kong and East West China branches 1 +$2bn +$2.5bn

Net Interest Income & Net Interest Margin

NII resilient in the face of higher cost interest-bearing deposits, deposit mix shift

Net Interest Income (NII) & Net Interest Margin (NIM)

($ in millions)



$600
3.96%
1Q23
$567
3.55%
2Q23
$571
3.48%
3Q23
$575
3.48%
4Q23
$565
3.34%
1Q24
NII
NIM

Q-o-Q Impact to NIM (Rate & Balance Impact)



3.48%
4Q23 NIM
+0.11%
Cash & Securities
-0.06%
Loans
-0.05%
Non-maturity Deposits
-0.14%
Time Deposits
0.00%
Swaps
3.34%
1Q24 NIM

1Q24 Highlights

- **NII down 2% Q-o-Q**
- **NIM down 14bps Q-o-Q**
- $4.25 billion of active cash flow hedges cost ~$25mm in 1Q24, or 15bps to NIM, but provide incremental protection as SOFR declines
- $1bn forward starting hedges to come on in 2H25, with a blended receive-fixed rate of ~4%
- NIM expected to further compress in Q2, bottoming in 2H24

EAST WEST BANK
7

Asset Quality Metrics 8 Normalizing credit – NCOs migrating as expected Provision for Credit Losses & Net Charge-offs ($ in millions) Non-Performing Assets Criticized Loans / Loans HFI Criticized Ratio by Loans HFI Portfolio ($ in millions) 3.40% 2.08% 0.40% 3.17% 1.91% 0.40% 3.61% 2.63% 0.46% C&I CRE Resi mortgage & consumer 09.30.23 12.31.23 03.31.24 $20 $26 $42 $37 $25 $1 $8 $18 $20 $23 0.01% 0.06% 0.14% 0.15% 0.17% 1Q23 2Q23 3Q23 4Q23 1Q24 Provision for credit losses Net charge-offs NCO ratio (ann.) 0.93% 0.97% 1.06% 1.10% 1.25% 0.94% 0.66% 0.95% 0.77% 1.05% 1.87% 1.63% 2.01% 1.87% 2.30% 03.31.23 06.30.23 09.30.23 12.31.23 03.31.24 Classified loans / Loans HFI Special mention loans / Loans HFI 44 62 49 37 49 19 21 16 28 5230 33 39 38 47 11 17 $93 $116 $104 $114 $165 03.31.23 06.30.23 09.30.23 12.31.23 03.31.24 OREO Resi. mortgage & consumer CRE C&I NPA/ Total assets 0.14% 0.17% 0.15% 0.16% 0.23%

9 Allowance for Loan Losses Adequate reserves across portfolios; notable addition to CRE allowance Allowance for Loan Losses (ALLL) ($ in millions) 09.30.23 12.31.23 03.31.24 Loan Category ALLL ALLL/Loans HFI ALLL ALLL/Loans HFI ALLL ALLL/Loans HFI C&I $ 384 2.42% $ 393 2.37% $ 373 2.28% Total CRE 211 1.04 215 1.05 236 1.16 Office 53 2.30 55 2.43 61 2.73 Resi. mortgage & consumer 61 0.41 61 0.40 61 0.40 Total Loans $ 656 1.29% $ 669 1.28% $ 670 1.29% Composition of ALLL by Portfolio ($ in millions) $620 $635 $656 $669 $670 1.27% 1.28% 1.29% 1.28% 1.29% 03.31.23 06.30.23 09.30.23 12.31.23 03.31.24 ALLL ALLL/Loans HFI

14.5% 14.8% 14.8% Total Capital Ratio 10.0% 10.2% 10.1% Leverage Ratio 10 Capital Healthy capital position: 1.2 million shares repurchased in 1Q24 1Q24 Highlights ▪ Strong capital − We operate from a position of capital strength ▪ Declared 2Q24 dividend ‒ Payable on May 17, 2024 to shareholders of record on May 3, 2024 ▪ Opportunistic stock repurchase activity − Repurchased 1.2mm shares in 1Q24 − Repurchased 1.5mm shares in 4Q23 − Remaining share authorization of $89mm available for future repurchases ▪ Retired $117 million of Trust Preferred Securities in 1Q24 Regulatory well capitalized requirement (1) See reconciliation of GAAP to non-GAAP financial measures in the appendix and in the Company’s earnings press releases (2) The Company has elected to use the 2020 CECL transition provision in the calculation of its March 31, 2023, December 31, 2023 and March 31, 2024 regulatory capital ratios. The Company’s March 31, 2024 regulatory capital ratios are preliminary. Tangible Common Equity Ratio1 03.31.23 12.31.23 03.31.242 Regulatory Capital Ratios2 13.1% 13.3% 13.5% CET1 Ratio 6.5% 5.0% 10.0% 8.7% 9.4% 9.3% Tangible Common Equity Ratio

Management Outlook: Full Year 2024 11 Earnings Drivers FY 2024 Expectations vs. FY 2023 Results Economic and Interest Rate Outlook ▪ Resilient 1H24, with a softening economy in the second half ▪ Assuming March 31st forward curve with cuts beginning in Q3 End of Period Loans ▪ Unchanged; growing in the range of 3% to 5% Y-o-Y ▪ Picking up in Q2 Net Interest Income ▪ Given fewer rate cuts, we are raising our NII guidance ▪ NII to decline 2% to 4% Y-o-Y (vs. a 4% to 6% decline previously) Adjusted Noninterest Expense1 ▪ Unchanged; up 6% to 8% Y-o-Y, driven primarily by compensation and benefits expense and technology investment Net Charge-offs ▪ Unchanged; subsequent quarters in the range of 15bps to 25bps Tax Items ▪ Unchanged; FY2024 tax rate: 23% to 24% ▪ Unchanged; FY2024 tax credit amortization expense: $45 to $65 million Best-in-Class Efficiency Top Quartile Returns FY 2024 Expectation (1) See reconciliation of GAAP to non-GAAP financial measures in the appendix and in the Company’s earnings press releases

Appendix

East West at a Glance 13 $11B Market Cap $71B Assets $59B Deposits 18% ROTCE1 03.31.24 03.31.24 03.31.24 1Q24 4 branches in Asia to support cross-border trade Branch Locations 99 U.S. branches in leading metropolitan markets (1) See reconciliation of GAAP to non-GAAP financial measures in the appendix and in the Company’s earnings press releases Loan Production / Representative Offices ▪ Headquartered in Pasadena, California ▪ 25 years on Nasdaq ▪ Founded in 1973 - over 50 years in operation Roots in the U.S. Asian-American immigrant community, expanded to connect businesses between the U.S. and Asia Award-winning Company #1 Top Performing Bank, $50+ Billion (Bank Director) America’s Best Banks (Forbes)

2% 2% 2% 4% 4% 4% 5% 1% 2% 1% 4% 5% 8% 8% 10% Resi. Mortgage and other consumer $15.3 30% CRE $20.3 39% C&I $16.4 31% Industries with 1% of total loans outstanding1 Commercial Loan Portfolio 14 Over 70% of EWBC’s loans support commercial customers and are well-diversified CRE $20.3bn C&I $16.4bn (as % of Total Portfolio Loans, 03.31.24) Commercial Loans by Type Total Loan Portfolio $52.0bn (1) Industries with 1% of total loans outstanding: Art Finance, Consumer Finance, Food Production & Distribution, Equipment Finance, Healthcare Services, Hospitality & Leisure, Oil & Gas, Tech & Telecom Capital Call Lending Media & Entertainment Real Estate Investment & Mgmt. Manufacturing & Wholesale General Industrial Multifamily Retail Hotel Office Healthcare All other CRE Construction and Land Financial Services Infrastructure & Clean Energy

<=50% 44% >50% to 55% 17% >55% to 60% 16% >60% to 65% 14% >65% to 70% 6% >70% 3% Commercial Real Estate Portfolio Detail 15 (1) Weighted average LTV is based on most recent LTV, using most recent available appraisal and current loan commitment (2) Construction & Land average size based on total commitment 50% Average LTV1 Low LTVs and granular, many loans have full recourse and personal guarantees Distribution by LTV1 Size and LTV by Property Type (as of 03.31.24) (as of 03.31.24) ▪ Fewer than 25% of CRE loans have an LTV over 60% Total Portfolio Size ($bn) Weighted Avg. LTV1 (%) Average Loan Size ($mm) Multifamily $5.0 51% $2 Retail 4.3 48 3 Industrial 4.0 47 3 Hotel 2.4 52 9 Office 2.2 52 4 Healthcare 0.8 51 4 Other 0.9 49 3 Construction & Land2 0.7 54 13 Total CRE $20.3 50% $3

36% 5% 14% 8% 7% 5% 6% 2% 5% 7% CRE Office – Additional Information 16 CRE Office: Geographic Mix by Metro Area CRE Office by Size Segment Other Los Angeles County Other SoCal Other Bay Area San Francisco Other CA, 1% Houston Dallas Manhattan, 1% Other TX Washington Other Regions New Jersey, 2% Other NY, 1% Downtown Los Angeles and Adjacent Neighborhoods (as of 03.31.24) (as of 03.31.24) Low LTVs across different size segments, low average loan size Loan Size Balance ($ in mm) No. of Loans Avg. Loan Size ($ in mm) LTV >$30mm $257 6 $43 56% $20mm - $30mm 478 19 25 56 $10mm - $20mm 530 37 14 55 $5mm - $10mm 455 62 7 51 <$5mm 525 411 1 45 Total $2,246 535 $4 52%

30% 4% 18% 10% 2% 4% 5% 1% 2% 3% 6% 3% 11% CRE Retail – Additional Information 17 Other Los Angeles County Downtown Los Angeles and Adjacent Neighborhoods Other SoCal Other Bay Area San Francisco Other CA Houston Dallas Manhattan Other TX Washington Other Regions Other NY Loan Size Balance ($ in mm) No. of Loans Avg. Loan Size ($ in mm) LTV >$30mm $336 9 $37 45% $20mm - $30mm 427 17 25 56 $10mm - $20mm 737 54 14 51 $5mm - $10mm 769 112 7 49 <$5mm 1,988 1,509 1 46 Total $4,257 1,701 $3 48% Low LTVs across different size segments, low average loan size CRE Retail: Geographic Mix by Metro Area CRE Retail by Size Segment (as of 03.31.24) (as of 03.31.24) New Jersey, 1%

Southern California 40% Northern California 16% New York 27% Washington 7% Texas 2% Other 8% <=50% 46% >50% to 55% 12% >55% to 60% 31% >60% 11% Residential Mortgage Portfolio 18 51% Average LTV1 Low LTVs and average loan size (as of 03.31.24) Resi. Mortgage Distribution by LTV1 (as of 03.31.24) $435,000 Average loan size2 (1) Combined LTV for 1st and 2nd liens; based on commitment (2) Average loan size based on loan outstanding for single-family residential and commitment for HELOC (3) Geographic distribution based on commitment size Portfolio Highlights as of 03.31.24 Outstandings ▪ $15.3bn loans outstanding ▪ +1% Q-o-Q and +11% Y-o-Y Originations ▪ $0.6bn in 1Q24 ▪ Primarily originated through East West Bank branches Single-family Residential ▪ $13.6bn loans outstanding ▪ +1% Q-o-Q and +15% Y-o-Y HELOC ▪ $1.7bn loans outstanding ▪ $3.5bn in undisbursed commitments ▪ 33% utilization, unchanged from 12.31.23 ▪ 79% of commitments in first lien position Resi. Mortgage Distribution by Geography3

22% 21% 28% 24% 5%Fixed rate Hybrid in fixed rate period Variable - LIBOR + SOFR rates Variable - Prime rate Variable - all other rates Loan Yields 19 Fixed Rate and Hybrid in Fixed Period Loans (% of Total) Loan Portfolio by Index Rate Average Loan Rate by Portfolio (as of 03.31.24) Total fixed rate and hybrid in fixed period: 43% 56%* variable rate 44% hybrid in fixed-rate period & 40% fixed rate 1Q23 2Q23 3Q23 4Q23 1Q24 03.31.24 rate sheet price for 30-year fixed: 7.63%*47% had customer-level interest rate derivative contracts 89% variable rate 35% 39% 43% 03.31.22 03.31.23 03.31.24 7.26% 7.57% 7.90% 7.99% 8.06% C&I 5.96% 6.15% 6.28% 6.36% 6.39% CRE 5.10% 5.24% 5.36% 5.49% 5.71% Residential Mortgage

Deposit and Funding Cost 20 Average Deposit and Liability Cost Average Deposit Rate by Portfolio 1Q23 2Q23 3Q23 4Q23 1Q24 1.60% 2.12% 2.43% 2.60% 2.84% 2.49% 3.09% 3.45% 3.64% 3.85% 2.60% 3.24% 3.56% 3.73% 3.92% 1Q23 2Q23 3Q23 4Q23 1Q24 Average cost of deposits Average cost of interest-bearing deposits Average cost of interest-bearing liabilities 1.45% 2.36% 2.67% 2.72% 2.81% Checking Deposits 2.74% 3.32% 3.69% 3.83% 3.97% Money Market Deposits 3.07% 3.63% 3.98% 4.22% 4.44% Time Deposits

Fees and Noninterest Income 21 Customer and Other Derivative Income Detail ($mm) 1Q23 4Q23 1Q24 Revenue $ 5.0 $ 6.3 $ 3.1 MTM (2.4) (7.2) 0.6 Total $ (2.6) $ (0.9) $ 3.7 Consistent fee income generation ▪ Fee income1 of $71mm in 1Q24, down $2mm, or 3% from $73mm in 4Q23 ‒ Deposit, lending, and wealth management fees each grew $1mm Q-o-Q ‒ Customer derivative revenue declined $3mm, reflecting lower customer activity ‒ FX income was down $2mm Q-o-Q, due to an unfavorable mark-to-market change ▪ Total noninterest income of $79mm in 1Q24 also included a mark-to-market derivative gain of $1mm, versus a $7mm loss in 4Q23 1Q24 Highlights (1) Fee income excludes mark-to-market adjustments related to customer and other derivatives; net gains on sales of loans; net gains on sales of securities; other investment income and other income Customer Derivative Income Wealth Management Fees Foreign Exchange Income Lending Fees Deposit Account Fees Fee Income1 ($ in millions) 22 22 23 23 24 20 21 20 22 23 13 13 12 14 12 6 7 6 8 9 5 6 6 6 3 $66 $69 $67 $73 $71 1Q23 2Q23 3Q23 4Q23 1Q24

130 125 123 131 142 29 34 32 37 33 18 19 20 20 22 16 16 15 16 15 11 11 12 11 11 $204 $205 $202 $215 $223 1Q23 2Q23 3Q23 4Q23 1Q24 30.5% 33.1% 34.7% 1.27% 1.23% 1.25% 1Q23 4Q23 1Q24 Operating Expense & Efficiency 22 Best-in-class efficiency Adjusted Noninterest Expense1 ($ in millions) ▪ Total noninterest expense of $247mm ▪ Adjusted noninterest expense1 up Q-o-Q − Compensation and employee benefits rose $11mm, reflecting a seasonal increase from higher payroll taxes and related expenses − Other operating expenses were down ~$5mm, reflecting lower legal expense and realized credit card fraud losses in the current quarter (1) See reconciliation of GAAP to non-GAAP financial measures in the appendix and in the Company’s earnings press releases (2) Deposit-related expenses excludes FDIC special deposit insurance assessment charge of $70 million and $10 million for 4Q23 and 1Q24, respectively 1Q24 Highlights Adjusted Efficiency Ratio1 and Noninterest Expense/Average Assets Ratio1 Adj. Efficiency Noninterest Expense / Avg. Assets Computer Software & Data Processing Occupancy & Equipment Deposit-related Expenses All Other Compensation & Employee Benefits 2 2

Appendix: GAAP to Non-GAAP Reconciliation 23 EAST WEST BANCORP, INC. AND SUBSIDIARIES GAAP TO NON-GAAP RECONCILIATION ($ in thousands) (unaudited) The Company uses certain non-GAAP financial measures to provide supplemental information regarding the Company’s performance. Adjusted efficiency ratio represents adjusted noninterest expense divided by adjusted revenue. Adjusted pre-tax, pre-provision income represents total adjusted revenue less adjusted noninterest expense. Adjusted revenue excludes the net gain/loss related to an AFS debt security that was written-off in the first quarter of 2023 and subsequently sold during the fourth quarter of 2023. Adjusted noninterest expense excludes the amortization of tax credit and other investments, the amortization of core deposit intangibles, the FDIC special assessment charge (included in Deposit insurance premiums and regulatory assessments on the Consolidated Statement of Income) and the repurchase agreements’ extinguishment cost (where applicable). Management believes that the measures and ratios presented below provide clarity to financial statement users regarding the ongoing performance of the Company and allow comparability to prior periods. (1) Annualized.

Appendix: GAAP to Non-GAAP Reconciliation 24 EAST WEST BANCORP, INC. AND SUBSIDIARIES GAAP TO NON-GAAP RECONCILIATION ($ in thousands) (unaudited) The Company uses certain non-GAAP financial measures to provide supplemental information regarding the Company’s performance. Tangible book value, tangible book value per share and TCE ratio are non-GAAP financial measures. Tangible book value and tangible assets represent stockholders’ equity and total assets, respectively, which have been reduced by goodwill and other intangible assets. Given that the use of such measures and ratios is more prevalent in the banking industry, and such measures and ratios are used by banking regulators and analysts, the Company has included them below for discussion. (1) Includes core deposit intangibles and mortgage servicing assets.

(1) Includes core deposit intangibles and mortgage servicing assets. (2) Applied statutory tax rate of 29.56% for the three months ended March 31, 2024 and December 31, 2023. Applied statutory tax rate of 29.29% for the three months ended March 31, 2023. (3) Annualized. Appendix: GAAP to Non-GAAP Reconciliation 25 EAST WEST BANCORP, INC. AND SUBSIDIARIES GAAP TO NON-GAAP RECONCILIATION ($ in thousands) (unaudited) Return on average TCE represents tangible net income divided by average tangible book value. Adjusted return on average TCE represents adjusted tangible net income divided by average tangible book value. Tangible net income excludes the after-tax impacts of the amortization of core deposit intangibles and mortgage servicing assets. Adjusted tangible net income excludes the after-tax impacts of the tangible net income adjustments, the FDIC special assessment charge (included in Deposit insurance premiums and regulatory assessments on the Consolidated Statement of Income), and the net gain/loss related to an AFS debt security that was written-off in the first quarter of 2023 and subsequently sold during the fourth quarter of 2023. Given that the use of such measures and ratios is more prevalent in the banking industry, and such measures and ratios are used by banking regulators and analysts, the Company has included them below for discussion.

Appendix: GAAP to Non-GAAP Reconciliation 26 (1) Applied statutory tax rate of 29.56% for the three months ended March 31, 2024 and December 31, 2023. Applied statutory tax rate of 29.29% for the three months ended March 31, 2023. (2) Annualized. (3) Refer to Slide 25 for the calculation of the return on average TCE and adjusted return on average TCE ratios. EAST WEST BANCORP, INC. AND SUBSIDIARIES GAAP TO NON-GAAP RECONCILIATION ($ in thousands) (unaudited) During the first quarter of 2024 and fourth quarter of 2023, the Company recorded $10 million and $70 million, respectively, in pre-tax FDIC special assessment charges (included in Deposit insurance premiums and regulatory assessments on the Consolidated Statement of Income). During the fourth quarter of 2023, the Company recognized a $3 million pre-tax gain on sale for an AFS debt security that was previously written-off. During the first quarter of 2023, the Company recorded a $10 million pre-tax impairment write-off of an AFS debt security.